Bull Moose Growth Fund

Supplement Dated January 6, 2006

To Prospectus Dated September 30, 2005

Shareholders of the Bull Moose Growth Fund (the “Fund”) approved a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “12b-1 Plan”) on August 30, 2005. The 12b-1 Plan permits the Fund to pay a fee of 0.25% to the Fund’s adviser or any broker-dealer or financial institution that assists the Fund in the sale and distribution of its shares or that provides services to shareholders.

The Fund will activate the 12b-1 Plan effective January 6, 2006 and all shares of the Fund will commence paying an annual 12b-1 fee of 0.25%.

The following replaces the section “Fees and Expenses of the Fund” on page 3 of the Prospectus in its entirety:

FEES AND EXPENSES OF THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee¹	NONE

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fee[2]	1.00%
Distribution and/or Service (12b-1) Fees[3]	0.25%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	1.32%

¹ A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

2 The adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), fees and expenses of non-interested person trustees, extraordinary expenses and expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940.

3 Effective January 6, 2006, all shares of the Fund are subject to annual 12b-1 Fees.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year that the

Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$134	$418	$723	$1,590

The following replaces the section “How to Buy Shares - Distribution Plan” on page 5 of the Prospectus in its entirety:

Distribution Plan

The Fund has adopted a plan under Rule 12b-1 pursuant to which the Fund pays a fee of 0.25% to the adviser or any broker-dealer or financial institution that assists the Fund in the sale and distribution of its shares or that provides services to shareholders. This means that all shareholders of the Fund pay annual 12b-1 expenses of 0.25%. These fees will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.